UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2018

Innospec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8310 South Valley Highway, Suite 350, Englewood, Colorado		CO 80112
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(303) 792 5554

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Change of Independent Registered Public Accounting Firm

On March 12, 2018, KPMG Audit Plc ("KPMG Audit"), the independent registered public accounting firm of Innospec Inc. (the "Company") for the fiscal year ending December 31, 2017, informed the Company’s Audit Committee (the "Audit Committee") that, due to an internal reorganization of KPMG’s U.K. operations, KPMG in the U.K. has instigated an orderly wind down of the business of KPMG Audit and, in view of that, requested a transfer over to KPMG LLP of the audit services provided to the Company. Accordingly, in view of KPMG LLP’s agreement to accept the audit role, KPMG Audit has confirmed that it will not be able to accept appointment (and thereby ratification by the Corporation’s stockholders) as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year or audit the financial statements of the Company for the fiscal year ending December 31, 2018. In view of this, the Audit Committee has approved the appointment of KPMG LLP to replace KPMG Audit as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year and to audit the Company’s financial statements for the fiscal year ending December 31, 2018, and KPMG LLP’s appointment will, accordingly, be put to a stockholder ratification vote at the Company’s 2018 annual meeting of stockholders.

In connection with this change, the Company confirms that the reports of KPMG Audit on the Company’s financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

The audit reports of KPMG Audit on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017 and 2016 also did not contain any adverse opinion or disclaimer of opinion.

Furthermore, in the Company’s 2017 and 2016 fiscal years and the subsequent interim reporting periods through March 12 2018 there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG Audit on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of KPMG Audit, would have caused KPMG Audit to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such years or periods, and (ii) no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the transition from KPMG Audit over to KPMG LLP, the Company, as it is required to do, provided KPMG Audit with a copy of this Form 8-K and requested that KPMG Audit provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG Audit agrees with the above disclosures. A copy of KPMG Audit’s letter, dated March 15, 2018, in which KPMG Audit confirmed that it agreed with the Company’s disclosures, is attached as Exhibit 16.1 to this Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm
As described above, on March 13, 2018, the Audit Committee approved the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year and to audit the financial statements of the Company for the fiscal year ending December 31, 2018. A resolution for the ratification of KPMG LLP’s appointment will be put to a stockholder vote at the Company’s 2018 annual meeting of stockholders.

During the Company’s two mostly recently-audited fiscal years that ended December 31, 2017 and 2016, and during the subsequent interim reporting periods through March 12 2018, neither the Company nor anyone acting on its behalf consulted KPMG LLP regarding any matters identified within Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

A copy of KPMG Audit’s letter, dated March 15, 2018, in which KPMG Audit confirmed that it agreed with the Company’s disclosures, is attached as Exhibit 16.1 to this Form 8-K.

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Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG Audit Plc to the Securities and Exchange Commission, dated March 15, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

March 15, 2018	By:	David B. Jones

Name: David B. Jones
Title: VP, General Counsel, CCO and Corporate Secretary

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